SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 24, 2002

       TOMPKINS TRUSTCO, INC.

(Exact name of registrant as specified in its charter)

New York	1-12709	16-1482357
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

The Commons, PO Box 460, Ithaca, NY	14851
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (607) 273-3210

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events.

             On July 23, 2002, The Board of Tompkins Trustco, Inc. (“Tompkins”) authorized the repurchase of up to 400,000 shares of the Company’s outstanding common stock. Purchases may be made on the open market or in privately negotiated transactions, over the next 24 months.

             Tompkins issued a press release on July 24, 2002, announcing the repurchase program. Such press release is filed as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits.

             (a)   Not applicable.

             (b)   Not applicable.

             (c)   Exhibits

Exhibit No.	Description

99.1	Press Release of Tompkins Trustco, Inc. dated
July 24, 2002.

SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS TRUSTCO, INC.

Date: July 24, 2002	By: /s/ JAMES J. BYRNES
James J. Byrnes
Chairman and
Chief Executive Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION	PAGE

99.1	Press Release of Tompkins Trustco, Inc. dated July 24, 2002.